                       The Prudential Series Fund, Inc.
--------------------------------------------------------------------------------

                      Supplement, Dated December 3, 2001
                                      To
                         Prospectus, Dated May 1, 2001

THE FOLLOWING SUPPLEMENTS VARIOUS INFORMATION CONTAINED IN THE MAY 1, 2001 PROSPECTUS FOR THE PRUDENTIAL SERIES FUND, INC. (THE FUND):

THE FOLLOWING SUPPLEMENTS THE "INVESTMENT OBJECTIVES AND PRINCIPLE STRATEGIES"
SECTION:

Equity Portfolio

The Portfolio's investment objective is capital appreciation. To achieve our objective, we invest primarily in common stocks of major established corporation as well as smaller companies that we believe offer attractive prospects of appreciation. In addition, the Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principle Risks:
    .  company risk
    .  derivatives risk
    .  foreign investment risk
    .  market risk
    .  management risk

Value Portfolio

The Portfolio's investment objective is capital appreciation. To achieve our objective, we invest primarily in common stocks that are undervalued -- those stocks that are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth. In addition, the Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

   Principal Risks:
    .  company risk
    .  credit risk
    .  foreign investment risk
    .  interest rate risk
    .  market risk

THE FOLLOWING SUPPLEMENTS THE "EVALUATING PERFORMANCE" SECTION:

--------------------------------------------------------------------------------
Equity Portfolio
--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]

1991      26.01%
1992      14.17%
1993      21.87%
1994      2.78%
1995      31.29%
1996      18.52%
1997      24.66%
1998      9.34%
1999      12.49%
2000      3.28%

BEST QUARTER: 19.1% (1st quarter of 1991) WORST QUARTER: -14.8% (3rd quarter of
1998)


* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would be lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/00)
--------------------------------------------------------------------------------

                                                                        SINCE
                                                                      INCEPTION
                                              1 YEAR 5 YEARS 10 YEARS (5/13/83)
                                              ------ ------- -------- ---------
 Class I shares                                3.28% 13.42%   16.08%   14.28%
 S&P 500**                                    -9.10% 18.33%   17.44%   15.82%
 Lipper Average***                            -9.22% 17.39%   17.52%   14.58%

--------------------------------------------------------------------------------
  * The Portfolio's returns are after deduction of expenses and do not include Contract charges.
 ** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would be lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return (4/30/83). Source: Lipper, Inc.
*** The Lipper Variable Insurance Products (VIP) Growth Fund Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would be lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return (4/30/83). Source: Lipper, Inc.

--------------------------------------------------------------------------------
Value Portfolio

--------------------------------------------------------------------------------

A number of factors -- including risk -- can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

                                    [CHART]

1991    27.50%
1992    10.14%
1993    22.28%
1994    1.44%
1995    21.70%
1996    21.74%
1997    36.61%
1998   -2.38%
1999    12.52%
2000    15.59%

BEST QUARTER: 16.54% (2nd quarter of 1997) WORST QUARTER: -18.14% (3rd quarter of 1998)



* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would be lower than those shown. See the accompanying Contract prospectus.

Average Annual Returns* (as of 12/31/00)
--------------------------------------------------------------------------------

                                            SINCE
                                          INCEPTION
                  1 YEAR 5 YEARS 10 YEARS (2/19/88)
                  ------ ------- -------- ---------
Class I shares    15.59% 16.12%   16.17%   14.77%
S&P 500**         -9.10% 18.33%   17.44%   16.12%
Lipper Average***  6.74% 15.08%   15.80%   13.89%

--------------------------------------------------------------------------------
 * The Portfolio's returns are after deduction of expenses and do not include Contract charges.
** The Standard & Poor's 500 Composite Stock Price Index (S&P 500) -- an unmanaged index of 500 stocks of large U.S. companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of investment management expenses. These returns would be lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return (2/29/88). Source: Lipper, Inc.
*** The Lipper Variable Insurance Products (VIP) Equity Income Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. The "Since Inception" return reflects the closest calendar month-end return (2/29/88). Source: Lipper, Inc.

THE FOLLOWING SUPPLEMENTS THE "INVESTMENT OBJECTIVES AND POLICIES" SECTION:

--------------------------------------------------------------------------------
Equity Portfolio

--------------------------------------------------------------------------------

The investment objective of this Portfolio is capital appreciation. This means we seek investments that we believe will provide investment returns above broadly based market indexes. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

----------------------------------------------------------
Blend Approach                                            To achieve our investment objective, we invest primarily
In deciding which stocks to buy, our portfolio managers   in common stocks of major established corporations as
use a blend of investment styles. That is, we invest in   well as smaller companies.
stocks that may be undervalued given the company's
earnings, assets, cash flow and dividends and also        35% of the Portfolio's assets may be invested in short,
invest in companies experiencing some or all of the       intermediate or long-term debt obligations, including
following: a price/earnings ratio lower than earnings per convertible and nonconvertible preferred stock and other
share growth, strong market position, improving           equity-related securities. Up to 5% of these holdings
profitability and distinctive attributes such as unique   may be rated below investment grade. These securities
marketing ability, strong research and development, new   are considered speculative and are sometimes referred
product flow, and financial strength.                     to as "junk bonds."

---------------------------------------------------------

Up to 30% of the Portfolio's total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

Under normal circumstances, the Portfolio may invest a portion of its assets in money market instruments. In addition, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments in response to adverse market conditions or when we are restructuring the portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on equity securities, stock indexes and foreign currencies; purchase and sell stock index and foreign currency futures contracts and options on these futures contracts; enter into forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into short sales against-the-box.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

--------------------------------------------------------------------------------
Value Portfolio

--------------------------------------------------------------------------------

The investment objective of this Portfolio is to seek capital appreciation. This means we focus on stocks that are undervalued -- those stocks that are trading below their underlying asset value, cash generating ability, and overall earnings and earnings growth. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

-------------------------------------------------------- We will normally invest at least 65% of the Portfolio's
Contrarian Approach                                      total assets in equity and equity-related securities. We
To achieve our value investment strategy, we generally   buy common stock of companies of every size -- small,
take a strong contrarian approach to investing. In other medium and large capitalization. When deciding which
words, we usually buy stocks that are out of favor and   stocks to buy, we look at a company's earnings, balance
that many other investors are selling, and we attempt to sheet and cash flow and then at how these factors
invest in companies and industries before other          impact the stock's price and return. We also buy equity-
investors recognize their true value. Using these        related securities -- like bonds, corporate notes and
guidelines, we focus on long-term performance, not       preferred stock -- that can be converted into a
short-term gain.                                         company's common stock or other equity security.
--------------------------------------------------------

Up to 35% of the Portfolio's total assets may be invested in other debt obligations including non-convertible preferred stock. When acquiring these types of securities, we usually invest in obligations rated A or better by Moody's or S&P. We may also invest in obligations rated as low as CC by Moody's or Ca by S&P. These securities are considered speculative and are sometimes referred to as "junk bonds." We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

Up to 30% of the Portfolio's total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

Under normal circumstances, the Portfolio may invest up to 35% of its total assets in high-quality money market instruments. In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

We may also use alternative investment strategies -- including derivatives -- to try to improve the Portfolio's returns, protect its assets or for short-term cash management.

We may: purchase and sell options on equity securities, stock indexes and foreign currencies; purchase and sell stock index and foreign currency futures contracts and options on these futures contracts; enter into forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

The Portfolio may also enter into short sales against-the-box.

The Portfolio may also enter into repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

THE FOLLOWING SUPPLEMENTS THE "INVESTMENT ADVISER" SECTION:

          Total advisory fees as %
Portfolio  of average net assets
--------- ------------------------
 Equity             0.45
 Value              0.40

THE FOLLOWING SUPPLEMENTS THE "INVESTMENT SUB-ADVISERS" SECTION:

Jennison Associates LLC serves as a sub-adviser for a portion of the assets of the Equity Portfolio, the Value Portfolio, and the SP Strategic Partners Focused Growth Portfolio.

Deutsche Asset Management Inc. (Deutsche) serves as sub-adviser for a portion of the assets of the Value Portfolio. It is expected that under normal circumstances Deutsche will manage approximately 25% of the Value Portfolio.

GE Asset Management, Incorporated (GEAM) has served as an Investment Adviser to approximately 25% of the Equity Portfolio since February 16, 2001. GEAM's ultimate parent is General Electric Company. Its address is 3003 Summer Street, Stamford, Connecticut 06904. As of September 30, 2000, GEAM had in excess of $95 billion under management.

Salomon Brothers Asset Management Inc. (Salomon) serves as sub-adviser for a portion of the assets of the Equity Portfolio. It is expected that under normal circumstances Salomon will manage approximately 25% of the Portfolio. Salomon is part of the global asset management arm of Citigroup Inc., which was formed in 1998 as a result of the merger of Travelers Group and Citicorp Inc. As of September 30, 2000, Salomon managed more than $30 billion in total assets. Salomon's address is 7 World Trade Center, 37th Floor, New York, New York 10048.

Victory Capital Management, Inc. (formerly known as Key Asset Management Inc.
(Key)) (Victory) serves as a sub-adviser for a portion of the assets of the Value Portfolio. It is expected that under normal circumstances Victory will manage approximately 25% of the Portfolio. Victory is a wholly-owned subsidiary of KeyCorp, Inc. As of September 30, 2000, Victory's total assets under management exceeded $71 billion. Victory's address is 127 Public Square, Cleveland, Ohio 44114.

THE FOLLOWING SUPPLEMENTS THE "PORTFOLIO MANAGERS" SECTION:

--------------------------------------------------------------------------------
Equity Portfolio

--------------------------------------------------------------------------------

Jeffrey Siegel, Bradley Goldberg and David Kiefer are co-managers of the portion of the Portfolio assigned to Jennison. Mr. Siegel has been an Executive Vice President of Jennison since June 1999. Previously he was at TIAA-CREF from 1988-1999, where he held positions as a portfolio manager and analyst. Prior to joining TIAA-CREF, Mr. Siegel was an analyst for Equitable Capital Management and held positions at Chase Manhattan Bank and First Fidelity Bank. Mr. Siegel earned a B.A. from Rutgers University. Mr. Goldberg, an Executive Vice President of Jennison, joined Jennison in 1974 where he also serves as Chairman of the Asset Allocation Committee. Prior to joining Jennison, he served as Vice President and Group Head in the Investment Research Division of Bankers Trust Company. He earned a B.S. from the University of Illinois and an M.B.A. from New York University. Mr. Goldberg holds a Chartered Financial Analyst (C.F.A.) designation. Mr. Kiefer has been a Senior Vice President of Jennison since August 2000. Previously, he was a Managing Director of Prudential Global Asset Management and has been with Prudential since 1986. Mr. Kiefer earned a B.S. from Princeton University and an M.B.A. from Harvard Business School. He holds a Chartered Financial Analyst (C.F.A.) designation.

Richard Sanderson, Senior Vice President and Director of Research for GEAM, will manage the portion of the Equity Portfolio assigned to GEAM. Mr. Sanderson, a Chartered Financial Analyst, has 29 years of asset management experience and has been employed with GEAM for over 5 years, and holds B.A. and M.B.A. degrees from the University of Michigan.

Michael Kagan, a Director of Salomon, will manage the portion of the Equity Portfolio assigned to Salomon. Mr. Kagan has over 15 years of asset management experience, including experience as an analyst covering the consumer products, aerospace, chemicals, and housing industries. Mr. Kagan received his B.A. from Harvard College and attended the MIT Sloan School of Management.

--------------------------------------------------------------------------------
Value Portfolio

--------------------------------------------------------------------------------

Thomas Kolefas and Bradley Goldberg are the co-portfolio managers of the portion of the Portfolio assigned to Jennison. Mr. Kolefas has been a Senior Vice President of Jennison since September 2000. Previously, he was a Managing Director and Senior Portfolio Manager of Prudential Global Asset Management. He joined Prudential in May 2000 from Loomis Sayles Co., L.P., where he headed the Large/Mid Cap Value Team. Prior to 1996, Mr. Kolefas was employed by Mackay Shields Financial as a portfolio manager for five years. Mr. Kolefas earned a B.S. and an M.B.A. from New York University and holds a Chartered Financial Analyst (C.F.A.) designation. For more information about Mr. Goldberg, see "Equity Portfolio" above.

James Giblin, a Chartered Financial Analyst, will manage the portion of the Portfolio assigned to Deutsche. Mr. Giblin joined Deutsche in 1995 with 22 years of investment experience, including 15 years as a portfolio manager for Cigna Equity Advisors. He received his B.S. from Pennsylvania State University and an M.B.A. from the Wharton School, University of Pennsylvania.

Neil A. Kilbane will manage the portion of the Portfolio assigned to Victory. Mr. Kilbane is a Senior Portfolio Managing Director for Victory, and is a Chartered Financial Analyst. Mr. Kilbane began his investment career with Victory in 1995, and prior to that was employed by Duff & Phelps Investment Management Company and National City Bank. Mr. Kilbane holds a B.S. from Cleveland State University, an M.S. from Kansas State University, and an M.B.A. from Tulsa University.

THE FOLLOWING SUPPLEMENTS THE "FINANCIAL HIGHLIGHTS" SECTION:

Financial Highlights

                                                                           Equity Portfolio
                                             -------------------------------------------------------------------------
                                                                  Class I                               Class II
                                             ------------------------------------------------  -----------------------


                                                                Year Ended                                  May 3, 1999(c)
                                                               December 31,                     Year Ended     through
                                             ------------------------------------------------  December 31,  December 31,
                                               2000      1999      1998      1997      1996        2000          1999
                                             --------  --------  --------  --------  --------  ------------ --------------
Per Share Operating Performance:
Net Asset Value, beginning of period........ $  28.90  $  29.64  $  31.07  $  26.96  $  25.64     $28.92        $32.79

                                             --------  --------  --------  --------  --------     ------        ------
Income from Investment Operations:
Net investment income.......................     0.51      0.54      0.60      0.69      0.71       0.39          0.28
Net realized and unrealized gains (losses)
 on investments.............................     0.26      3.02      2.21      5.88      3.88       0.26         (0.60)

                                             --------  --------  --------  --------  --------     ------        ------
   Total from investment operations.........     0.77      3.56      2.81      6.57      4.59       0.65         (0.32)

                                             --------  --------  --------  --------  --------     ------        ------
Less Distributions:
Dividends from net investment income........    (0.51)    (0.53)    (0.60)    (0.70)    (0.67)     (0.40)        (0.34)
Distributions in excess of net investment
 income.....................................    (0.02)       --        --        --        --      (0.02)           --
Distributions from net realized gains.......    (4.64)    (3.77)    (3.64)    (1.76)    (2.60)     (4.64)        (3.21)

                                             --------  --------  --------  --------  --------     ------        ------
   Total distributions......................    (5.17)    (4.30)    (4.24)    (2.46)    (3.27)     (5.06)        (3.55)

                                             --------  --------  --------  --------  --------     ------        ------
Net Asset Value, end of period.............. $  24.50  $  28.90  $  29.64  $  31.07  $  26.96     $24.51        $28.92

                                             ========  ========  ========  ========  ========     ======        ======
Total Investment Return (a).................     3.28%    12.49%     9.34%    24.66%    18.52%      2.83%        (0.68)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)..... $5,652.7  $6,235.0  $6,247.0  $6,024.0  $4,814.0     $  1.8        $  0.3
Ratios to average net assets: Expenses......     0.49%     0.47%     0.47%     0.46%     0.50%      0.91%         0.87%(b)
 Net investment income......................     1.75%     1.72%     1.81%     2.27%     2.54%      1.26%         1.33%(b)
Portfolio turnover rate.....................       78%        9%       25%       13%       20%        78%            9%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.
(b) Annualized.
(c) Commencement of offering of Class II shares.

                                                                        Value Portfolio
                                                       -------------------------------------------------
                                                                           Year Ended
                                                                          December 31,
                                                       -------------------------------------------------
                                                         2000      1999      1998       1997      1996
                                                       --------  --------  --------   --------  --------
Per Share Operating Performance:
Net Asset Value, beginning of year.................... $  19.52  $  20.03  $  22.39   $  18.51  $  16.27
                                                       --------  --------  --------   --------  --------
Income from Investment Operations:
Net investment income.................................     0.46      0.51      0.56       0.61      0.58
Net realized and unrealized gains (losses) on
 investments..........................................     2.45      1.89     (1.03)      6.06      2.88
                                                       --------  --------  --------   --------  --------
   Total from investment operations...................     2.91      2.40     (0.47)      6.67      3.46
                                                       --------  --------  --------   --------  --------
Less Distributions:
Dividends from net investment income..................    (0.44)    (0.50)    (0.59)     (0.57)    (0.71)
Distributions from net realized gains.................    (1.53)    (2.41)    (1.30)     (2.22)    (0.51)
                                                       --------  --------  --------   --------  --------
   Total distributions................................    (1.97)    (2.91)    (1.89)     (2.79)    (1.22)
                                                       --------  --------  --------   --------  --------
Net Asset Value, end of year.......................... $  20.46  $  19.52  $  20.03   $  22.39  $  18.51
                                                       ========  ========  ========   ========  ========
Total Investment Return(a)............................    15.59%    12.52%    (2.38)%    36.61%    21.74%
Ratios/Supplemental Data:
Net assets, end of year (in millions)................. $1,975.3  $2,024.0  $2,142.3   $2,029.8  $1,363.5
Ratios to average net assets:
 Expenses.............................................     0.45%     0.42%     0.42%      0.41%     0.45%
 Net investment income................................     2.31%     2.34%     2.54%      2.90%     3.36%
Portfolio turnover rate...............................       85%       16%       20%        38%       21%

(a)Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.